Blackstone Secured Lending

Blackstone Secured Lending Fund Reports First Quarter 2025 Results

NEW YORK — May 7, 2025 — Blackstone Secured Lending Fund (NYSE: BXSL or the "Company") today reported its first quarter 2025 results.

Brad Marshall and Jonathan Bock, Co-Chief Executive Officers of Blackstone Secured Lending Fund, said, "Despite recent market volatility, BXSL reported another strong quarter with net investment income per share of $0.83, covering our dividend at 108%. Credit performance remained healthy with minimal non-accruals, underpinned by a 98.2% first lien senior secured debt portfolio with a loan-to-value ratio of 47.4%. In periods of uncertainty, we may utilize Blackstone's significant scale and competitive advantages to benefit BXSL's portfolio companies and our shareholders."

Blackstone Secured Lending Fund issued a full detailed presentation of its first quarter 2025 results, which can be viewed at www.bxsl.com.

Dividend Declaration

The Company's Board of Trustees has declared a second quarter 2025 dividend of $0.77 per share to shareholders of record as of June 30, 2025, payable on or about July 25, 2025.

Quarterly Investor Call Details

Blackstone Secured Lending Fund will host its conference call today at 9:30 a.m. ET to discuss results. To register for the webcast, please use the following link: https://event.webcasts.com/starthere.jsp?ei=1715275&tp_key=98e644a094

Blackstone Secured Lending Fund
345 Park Avenue
New York, NY 10154
T 212 583 5000

For those unable to listen to the live broadcast, there will be a webcast replay on the Shareholders section of BXSL's website at https://ir.bxsl.com.

About Blackstone Secured Lending Fund

Blackstone Secured Lending Fund (NYSE: BXSL) is a specialty finance company that invests primarily in the debt of private U.S. companies. As of March 31, 2025, BXSL's fair value of investments was approximately $12.8 billion. BXSL has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. BXSL is externally managed by Blackstone Private Credit Strategies LLC, an SEC-registered investment adviser that is an affiliate of Blackstone Inc. Blackstone Inc., together with its subsidiaries, is the world's largest alternative investment firm with nearly $1.2 trillion of assets under management as of March 31, 2025.

Forward-Looking Statements and Other Matters

Certain information contained in this communication constitutes "forward-looking statements." These forward-looking statements can be identified by the use of forward-looking terminology, such as "outlook," "indicator," "believes," "expects," "potential," "continues," "may," "can," "could," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates", "confident," "conviction," "identified" or the negative versions of these words or other comparable words thereof. These may include BXSL's financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors include but are not limited to those described under the section entitled "Risk Factors" in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the "SEC"), which are accessible on the SEC's website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL's prospectus and other filings). Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Contacts

Fund and Portfolio Inquiries

Justin Farshidi
Justin.Farshidi@blackstone.com
+1 646 482-3823

Media

Thomas Clements
Thomas.Clements@blackstone.com
+1 646-482-6088

Blackstone Secured Lending

Blackstone Secured Lending Fund
First Quarter 2025 Results

MAY 7, 2025

This presentation should be read in conjunction with BXSL's latest quarterly report filed on Form 10-Q for the period ended March 31, 2025. Numbers are approximate and may not add up due to rounding.

- BXSL is designed with the aim to provide powerful earnings while mitigating risk across different market environments with a 98.8%[(1)] floating rate debt portfolio focused on senior secured debt investments
- Portfolio has remained well positioned with healthy underlying credit fundamentals and only 0.3% of investments on non-accrual (at cost)[(7)]

Earnings Highlights

BXSL's asset-liability structure is efficient

12.1%
1Q'25 annualized NII return[(2)]

$0.83
1Q'25 NII per share

+2%
Year-over-year NAV per share growth

Quarterly Dividend

Consistent regular dividend supported by robust earnings power

11.2%
1Q'25 dividend yield based on NAV[(3)]

$0.77
1Q'25 dividend declared

108%
1Q'25 dividend coverage[(4)]

Capital Protection

Senior secured positions further insulated by strong sponsor relationships

98.2%
First lien, senior secured debt[(1)]

47.4%
Average loan-to-value[(5)(6)]

0.3%
Non-accrual debt investments[(7)]

Note: All figures in this presentation are as of March 31, 2025, unless otherwise stated. Opinions expressed reflect the current opinions of BXSL as of the date appearing in the materials only and are based on BXSL's opinions of the current market environment, which is subject to change. BXSL's manager is a subsidiary of Blackstone Inc.

(1) Based on the fair market value of the portfolio as of March 31, 2025. Debt investments, excluding non-accrual debt investments, are 99.8% floating rate and debt investments represent 99.2% of total investments based on the fair market value of the portfolio as of March 31, 2025.

(2) Annualized net investment income ("NII") return is calculated as the 1Q'25 annualized net investment income per share divided by net asset value ("NAV") per share at the beginning of the period.

(3) 1Q'25 Dividend yield is calculated as the 1Q'25 dividend ($0.77) annualized and divided by the ending NAV per share on March 31, 2025 ($27.39).

(4) 1Q'25 Dividend coverage is calculated as 1Q'25 net investment income per share ($0.83) divided by 1Q'25 regular dividend per share ($0.77).

(5) Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information.

(6) Includes all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third-party valuation firm and excludes quoted assets. Amounts are weighted on fair market value of each respective investment. Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount. Accordingly, BXSL makes no representation or warranty in respect of this information. Private debt investments represent approximately 98% of the total debt portfolio based on fair value.

(7) Based on non-accrual debt investments as a percentage of amortized cost of total investments. Based on the fair market value, investments on non-accrual represent 0.1% of total investments.

Earnings Summary

- Net investment income of $189 million, or $0.83 per share in the quarter, compared to $0.84 per share in the prior quarter and $0.87 per share in 1Q 2024
- Net income of $150 million, or $0.66 per share in the quarter, compared to $0.75 per share in the prior quarter and $0.96 per share in 1Q 2024
- Regular dividend of $0.77 per share, representing a dividend yield of 11.2%(1)
- Net asset value of approximately $6.2 billion, or $27.39 per share at quarter-end
- Total return of 11.5% annualized inception to date and 2.8% for the quarter(2)

Portfolio and Investment Activity

- Weighted average yield on performing debt investments at fair value of 10.2% at quarter-end, compared to 10.4% as of prior quarter-end(3)
- New investment commitments in the quarter of $0.8 billion at par, $0.7 billion funded
- Proceeds from sales and repayments of $1.0 billion in the quarter

Liquidity Update

- $3.4 billion of liquidity in cash and undrawn debt (subject to borrowing base capacity)(4)
- 1.19x leverage at quarter-end and average leverage of 1.16x(5)
- 38% fixed rate, unsecured debt with a weighted average coupon of 2.88%(6)
- Total weighted average interest rate on drawn debt of 5.01%(7) in 1Q 2025 and a weighted average maturity on debt facilities of approximately 3.5 years

(1) 1Q'25 dividend yield is calculated as the 1Q'25 dividend ($0.77) annualized and divided by the ending NAV per share on March 31, 2025 ($27.39).
(2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share. Inception-to-date return is annualized.
(3) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.
(4) Available liquidity is comprised of cash and cash equivalents plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility's borrowing base. As of March 31, 2025, $2.4 billion of capacity is undrawn and $2.4 billion is available to borrow.
(5) Average debt to equity leverage ratio has been calculated using the average daily borrowings during the quarter divided by average net assets.
(6) Certain notes are classified for the purposes of this disclosure as floating rate as a result of the Company entering into interest rate swaps to effectively swap fixed notes payments for floating rate payments.
(7) Weighted average interest rate is calculated by annualizing interest expense (includes unused fees, the accretion of original issue discount, and the application of hedge accounting) divided by weighted average outstanding debt for the quarter. Total all-in cost of debt (includes unused fees, the accretion of original issue discount, the application of hedge accounting, and amortization of deferred financing costs on revolving credit facilities) was 5.09% during the quarter.

FIRST QUARTER 2025 SELECTED FINANCIAL HIGHLIGHTS

($ in millions, unless otherwise noted)

	1Q'24	1Q'25	Q1'24 LTM	1Q'25 LTM
Operating results				
Net investment income	$ 166	$ 189	$ 671	$ 731
Net income	184	150	657	660
Net investment income per share	0.87	0.83	3.84	3.47
Net income per share	0.96	0.66	3.75	3.17
Regular dividends per share	0.77	0.77	3.01	3.08
Annualized net investment income return[1]	13.1%	12.1%	14.7%	12.9%
Total return based on NAV[2]	3.4%	2.8%	14.6%	13.0%
Portfolio activity				
New investment commitments, at par	$ 1,173	$ 756	$ 3,011	$ 4,390
New investment fundings	719	689	2,100	3,913
Investments sold and repaid	(187)	(978)	(1,383)	(1,579)

	3/31/2024	3/31/2025
Balance sheet		
Investments at fair value	$ 10,439	$ 12,834
Total debt outstanding, carrying value[3]	5,274	7,383
Total debt outstanding, principal	5,298	7,414
Net asset value	5,156	6,241
Net asset value per share	26.87	27.39
Ending debt-to-equity[3]	1.03x	1.19x
Average debt-to-equity[3]	0.98x	1.16x
% First lien	98.5%	98.2%
Weighted average yield on performing debt and income producing investments, at fair value[4]	11.8%	10.2%
Number of portfolio companies	210	284

(1) Annualized net investment income return is calculated as the net investment income per share divided by NAV per share at the beginning of the period.
(2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share.
(3) Total debt outstanding is shown net of unamortized debt issuance costs and adjusted for the impact of hedge accounting. Average and ending debt-to-equity is calculated using principal amounts outstanding.
(4) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

PORTFOLIO CHARACTERISTICS

98.2%
of investments are first lien, senior secured debt(1)

98.8%
of investments are floating rate debt(1)

$12.8B
investments at fair value

47.4%
average loan-to-value (LTV)(2)(3)

284
portfolio companies

0.3%
non-accrual debt investments(4)

Portfolio Predominantly First Lien Debt(1)



Unsecured Debt 0.1%
Second Lien Debt 0.9%
Equity 0.8%
First Lien Debt 98.2%

Portfolio Company Weighted Average Statistics(3)

($ in millions, unless otherwise noted)



$768
$818
$193
$210
47.8%
47.4%
1Q'24
1Q'25
1Q'24
1Q'25
1Q'24
1Q'25
Revenue(5)
LTM EBITDA(6)
Loan-to-Value(2)

(1) Based on the fair market value of the portfolio as of March 31, 2025. Debt investments, excluding non-accrual debt investments, are 99.8% floating rate and debt investments represent 99.2% of total investments based on the fair market value of the portfolio as of March 31, 2025.
(2) Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information.
(3) Includes all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third-party valuation firm and excludes quoted assets. Amounts are weighted on fair market value of each respective investment. Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount. Accordingly, BXSL makes no representation or warranty in respect of this information. Private debt investments represent approximately 98% of the total debt portfolio based on fair value.
(4) Based on non-accrual debt investments as a percentage of amortized cost of total investments. Based on the fair market value, investments on non-accrual represent 0.1% of total investments.
(5) Revenue data excludes private debt instruments where revenue data was not provided to BXSL.
(6) EBITDA is a non-GAAP financial measure. For a particular portfolio company, LTM EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization over the last twelve months ("LTM").

- Broad industry representation with largest exposures in software, health care providers & services, professional services and insurance
- Diversified portfolio across issuers with no single issuer accounting for more than 3% of the portfolio

Top Ten Portfolio Companies[1][2]

(as of March 31, 2025)


Medallia, 3%
Snoopy Bidco, 3%
JSS, 3%
Guidehouse, 2%
Cambium, 2%
Stamps.com, 2%
Corfin, 2%
Bazaarvoice, 2%
Navigator, 2%
IRI Group/NPD/Circana, 2%
Remainder of Portfolio, 77%
(274 portfolio companies)

Top Ten Industries[1][3]

(as of March 31, 2025)


Software
21%
Health Care Providers & Services
10%
Professional Services
9%
Insurance
8%
Commercial Services & Supplies
8%
IT Services
5%
Diversified Consumer Services
5%
Health Care Technology
5%
Aerospace & Defense
5%
Distributors
3%

Note: Amount may not sum due to rounding.
(1) Based on the fair market value of the portfolio.
(2) 284 portfolio companies.
(3) 37 individual industries.

DIVIDEND COVERAGE HISTORY

- Regular dividend of $0.77 per share, representing an annualized dividend yield of 11.2%[(1)]
- Net investment income exceeded our dividend, with a dividend coverage ratio of 108%[(2)]

Historical Quarterly Dividends Per Share ($)[(3)]



$0.61
$0.25
$0.53
$0.62
$0.20
$0.53
$0.80
$0.20
$0.60
$0.90
$0.60
$0.93
$0.70
$1.06
$0.70
$0.95
$0.77
$0.96
$0.77
$0.87
$0.77
$0.89
$0.77
$0.91
$0.77
$0.84
$0.77
$0.83
$0.77
1Q'22
2Q'22
3Q'22
4Q'22
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25
Regular Dividend
Special Dividend
Net Investment Income

	1Q'22	2Q'22	3Q'22	4Q'22	1Q'23	2Q'23	3Q'23	4Q'23	1Q'24	2Q'24	3Q'24	4Q'24	1Q'25
Regular Dividend Yield[(1)]	8.1%	8.2%	9.3%	9.3%	10.7%	10.6%	11.6%	11.6%	11.5%	11.3%	11.3%	11.2%	11.2%
Regular Dividend Coverage[(2)]	115%	117%	133%	150%	133%	151%	123%	125%	113%	116%	118%	109%	108%

(1) Dividend yield is calculated as the dividend recorded during a specific quarter annualized and divided by the ending NAV per share.
(2) Dividend coverage is calculated as net investment income per share during a specific quarter divided by regular dividend per share recorded during the same quarter.
(3) Reflects historical dividends for last three years.

SUMMARY OF OPERATING RESULTS

($ in millions, except share and per share data)

	1Q'24	1Q'25	1Q'24 LTM	1Q'25 LTM
Investment Income				
Interest Income	$ 283	$ 336	$ 1,118	$ 1,293
Payment-in-kind interest income	20	21	58	84
Dividend income	-	-	0	0
Fee Income	0	1	6	4
Total investment income	$ 304	$ 358	$ 1,183	$ 1,381
Operating Expenses				
Interest expense	$ 67	$ 93	$ 266	$ 352
Management fees	26	34	99	125
Income based incentive fees	36	34	140	149
Capital gains based incentive fees	3	-	(1)	(3)
Other operating expenses	3	3	15	12
Total expenses	$ 135	$ 165	$ 520	$ 635
Management fee waived	-	-	(14)	-
Incentive fee waived	-	-	(11)	-
Net expenses before tax expense	135	165	494	635
Net investment income before tax expense	$ 169	$ 193	$ 689	$ 746
Excise and other tax expense	3	4	18	15
Net investment income after tax expense	$ 166	$ 189	$ 671	$ 731
Net Realized and Unrealized Gains (Losses)				
Net realized gain (loss)	6	5	15	(1)
Net change in unrealized appreciation (depreciation)	12	(44)	(28)	(69)
Net realized and unrealized gains (losses)	18	(39)	(14)	(70)
Net increase (decrease) in net assets resulting from operations	$ 184	$ 150	$ 657	$ 660
Per Share Data[(1)]				
Net investment income (basic and diluted)	$ 0.87	$ 0.83	$ 3.84	$ 3.47
Earnings (loss) per share (basic and diluted)	0.96	0.66	3.75	3.17
Dividends declared per share (regular)	0.77	0.77	3.01	3.08
Weighted average shares outstanding (basic and diluted)	190,599,849	226,577,167	N/A	N/A

(1) Per share data is calculated based on weighted average shares outstanding, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions.

SUMMARY STATEMENTS OF FINANCIAL CONDITION

($ in millions, except per share data)

	3/31/2024	12/31/2024	3/31/2025
Assets			
Investments at fair value	$ 10,439	$ 13,093	$ 12,834
Cash and cash equivalents	148	230	965
Interest receivable	103	112	107
Receivable from broker	-	5	10
Deferred financing costs	15	22	21
Receivable for investments sold	0	3	8
Receivable for shares sold	-	4	-
Derivative assets at fair value	-	4	24
Total Assets	$ 10,705	$ 13,472	$ 13,969
Liabilities & Net Assets			
Debt (net of unamortized debt issuance costs)	$ 5,274	$ 7,056	$ 7,383
Payable for investments purchased	19	19	28
Due to affiliates	9	7	7
Management fees payable	26	32	34
Income based incentive fee payable	36	39	34
Capital gains incentive fee payable	3	-	-
Interest payable	30	54	58
Distribution payable	148	171	175
Accrued expenses and other liabilities	4	17	8
Total Liabilities	$ 5,549	$ 7,396	$ 7,728
Total Net Assets	$ 5,156	$ 6,077	$ 6,241
Total Liabilities and Net Assets	$ 10,705	$ 13,472	$ 13,969
Net Asset Value per share	$ 26.87	$ 27.39	$ 27.39

- Net funded investment activity of $(0.3) billion in the quarter:
  - New investment commitments of $0.8 billion at par and investment fundings of nearly $0.7 billion
  - Proceeds from sales and repayments of $1.0 billion

Originations and Fundings

($ in millions)


$1,173
$719
$1,287
$891
$1,106
$956
$1,241
$1,377
$756
$689
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25
Investment commitments
Investment fundings

Investment Activity Summary

($ in millions, unless otherwise noted)

		1Q'25
Investment commitments, at par	$	756
Investment fundings		689
Investments sold		(55)
Investments repaid		(923)
Net funded investment activity	$	(289)
Average new investment commitment	$	28
Number of new portfolio companies		14
Weighted average yield of new investments [(1)]		9.5%
Weighted average yield on investments fully sold or paid down [(1)]		10.3%

(1) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

- Well-structured, diversified, efficient capital structure with significant available liquidity
- Well positioned for the current environment with 38% of fixed rate unsecured liabilities, at a weighted average coupon of 2.88% (1) and only $2.2 billion of debt maturities within the next two years
- BXSL maintains investment grade corporate credit ratings of Baa2/stable from Moody's, BBB-/positive from S&P, and BBB/stable from Fitch (2)

Funding Profile

($ in millions)


$965
Available Cash
$2,393
Undrawn Borrowing Capacity (subject to borrowing base availability)(3)
Total Debt: $7,414
$4,400
Unsecured Notes ($2.8 billion fixed rate notes with weighted average coupon of 2.88%; $1.6 billion swapped to weighted average of SOFR + 1.47% (1))
$1,440
Asset Based Facilities (SOFR + 1.85% - 1.95%)
$458
CLO Debt (SOFR + 1.51% - 1.78%)
$1,116
Secured Revolver (SOFR + 1.525% - 1.775% (+ 10bps CSA)(4))
$6,241
Equity

76%
of assets funded by unsecured debt and equity

$3.4B
of available liquidity provides material capacity(3)

$9.8B
of total committed debt

5.01%
weighted average interest rate(5)

3.5 years
weighted average maturity

(1) Certain notes are classified for the purposes of this disclosure as floating rate as a result of the Company entering into interest rate swaps to effectively swap fixed notes payments for floating rate payments.
(2) BXSL has an investment grade credit rating of Baa2 / stable outlook from Moody's, upgraded on September 23, 2024, an investment grade credit rating of BBB / stable outlook from Fitch, reaffirmed on April 14, 2025, and an investment grade credit rating of BBB- / positive from S&P, issued on March 12, 2025. The underlying loans in BXSL are not rated. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. Blackstone provides compensation directly to Fitch, Moody's and S&P for its evaluation of the Company. Credit ratings do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.
(3) Available liquidity is comprised of cash and cash equivalents plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility's borrowing base. As of March 31, 2025, $2.4 billion of capacity is undrawn and $2.4 billion is available to borrow.
(4) Interest rate is SOFR + 1.525% up to + 1.775% (+ 10bps CSA) depending on borrowing base availability at the time of borrowing.
(5) Weighted average interest rate is calculated by annualizing interest expense (includes unused fees, the accretion of original issue discount, and the application of hedge accounting) divided by weighted average outstanding debt for the quarter. Total all-in cost of debt (includes unused fees, the accretion of original issue discount, the application of hedge accounting, and amortization of deferred financing costs on revolving credit facilities) was 5.09% during the quarter.

Supplemental Details

FIRST QUARTER 2025 NET ASSET VALUE BRIDGE



$27.39
$0.83
$(0.77)
$(0.17)
$0.11
$27.39
12/31/24 NAV
Net investment income(1)
Regular dividend declared(2)
Net realized and unrealized gain (loss)(1)
Net increase from capital share transactions
3/31/25 NAV

(1) The per share data was derived by using the weighted average shares outstanding during the period.
(2) The per share data for dividends was derived by using the actual shares outstanding as of each respective record date.

SUMMARY OF OPERATING RESULTS – COMPARATIVE

($ in millions, except share and per share data)

	1Q'24	2Q'24	3Q'24	4Q'24	1Q'25
Investment Income					
Interest Income	$ 283	$ 303	$ 321	$ 333	$ 336
Payment-in-kind interest income	20	23	21	18	21
Dividend income	-	0	0	0	-
Fee Income	0	1	1	2	1
Total investment income	$ 304	$ 327	$ 343	$ 353	$ 358
Operating Expenses					
Interest expense	$ 67	$ 79	$ 88	$ 92	$ 93
Management fees	26	28	30	32	34
Income based incentive fees	36	37	38	39	34
Capital gains based incentive fees	3	3	(6)	(0)	-
Other operating expenses	3	3	3	3	3
Total expenses before tax expense	135	151	153	166	165
Net investment income before tax expense	$ 169	$ 177	$ 190	$ 187	$ 193
Excise and other tax expense	3	3	4	4	4
Net investment income after tax expense	$ 166	$ 173	$ 186	$ 183	$ 189
Net Realized and Unrealized Gains (Losses)					
Net realized gain (loss)	6	2	(15)	7	5
Net change in unrealized appreciation (depreciation)	12	21	(19)	(27)	(44)
Net realized and unrealized gains (losses)	18	23	(34)	(20)	(39)
Net increase (decrease) in net assets resulting from operations	$ 184	$ 196	$ 152	$ 162	$ 150
Per Share Data[(1)]					
Net investment income (basic and diluted)	$ 0.87	$ 0.89	$ 0.91	$ 0.84	$ 0.83
Earnings (loss) per share (basic and diluted)	0.96	1.01	0.75	0.75	0.66
Dividends declared per share (regular)	0.77	0.77	0.77	0.77	0.77
Weighted average shares outstanding (basic and diluted)	190,599,849	193,908,352	203,419,337	217,362,279	226,577,167

(1) Per share data is calculated based on weighted average shares outstanding, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions.

SELECTED FINANCIAL HIGHLIGHTS

($ in millions, except share and per share data)

	1Q'24	2Q'24	3Q'24	4Q'24	1Q'25
Operating results					
Net investment income	$ 166	$ 173	$ 186	$ 183	$ 189
Net income	184	196	152	162	150
Net investment income per share	0.87	0.89	0.91	0.84	0.83
Net income per share	0.96	1.01	0.75	0.75	0.66
Regular dividends per share	0.77	0.77	0.77	0.77	0.77
Annualized net investment income return(1)	13.1%	13.2%	13.4%	12.3%	12.1%
Quarterly total return based on NAV(2)	3.4%	3.9%	2.9%	2.9%	2.8%
Portfolio activity					
New investment commitments, at par	$ 1,173	$ 1,287	$ 1,106	$ 1,241	$ 756
New investment fundings	719	891	956	1,377	689
Investments sold and repaid	(187)	(89)	(298)	(213)	(978)

	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025
Balance sheet					
Investments at fair value	$ 10,439	$ 11,294	$ 11,979	$ 13,093	$ 12,834
Total debt outstanding, carrying value(3)	5,274	6,084	6,389	7,056	7,383
Total debt outstanding, principal	5,298	6,112	6,403	7,094	7,414
Net asset value	5,156	5,395	5,701	6,077	6,241
Net asset value per share	26.87	27.19	27.27	27.39	27.39
Ending debt-to-equity(3)	1.03x	1.13x	1.12x	1.17x	1.19x
Average debt-to-equity(3)	0.98x	1.09x	1.12x	1.15x	1.16x
% First lien	98.5%	98.6%	98.7%	98.0%	98.2%
Weighted average yield on performing debt and income producing investments, at fair value(4)	11.8%	11.6%	11.2%	10.4%	10.2%
Number of portfolio companies	210	231	252	276	284

(1) Annualized net investment income return is calculated as the total quarterly net investment income per share (annualized) divided by NAV per share at the beginning of the quarter.
(2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share.
(3) Total debt outstanding is shown net of unamortized debt issuance costs and adjusted for the impact of hedge accounting. Average and ending debt-to-equity is calculated using principal amounts outstanding.
(4) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at cost or fair value, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

FUNDING SOURCES SUMMARY

- $3.4B of liquidity in cash and undrawn debt (subject to borrowing base availability) as of March 31, 2025[1]

($ in millions)

	Counterparty and Initial Date Entered	Interest Rate	Maturity Date	Principal Committed	Total Outstanding (Par)
Jackson Hole Funding	JPM – 11/16/18	SOFR + 1.95%[2]	5/17/2027	$500	$400
Breckenridge Funding	BNP – 12/21/18	SOFR + 1.90%	6/18/2029	$1,175	$600
Big Sky Funding	BOA – 12/10/19	SOFR + 1.85%	9/30/2027	$650	$440
Revolving Credit Facility[3] (Syndicated)	Citi – 6/15/20	SOFR + 10bps CSA + 1.525% - 1.775%[4]	8/12/2029	$2,225	$1,116
2026 Notes	10/23/2020	3.625%	1/15/2026	$800	$800
New 2026 Notes	3/16/2021	2.750%	9/16/2026	$700	$700
2027 Notes	7/23/2021	2.125%	2/15/2027	$650	$650
2028 Notes	9/30/2021	2.850%	9/30/2028	$650	$650
November 2027 Notes	5/20/2024	5.875% (swapped to SOFR + 1.38%) [5]	11/15/2027	$400	$400
April 2028 Notes	10/15/24 & 12/16/24	5.350% (swapped to a weighted average of SOFR + 1.54%) [6]	4/13/2028	$700	$700
June 2030 Notes	3/4/2025	5.300% (swapped to SOFR + 1.46%) [7]	6/30/2030	$500	$500
BXSL 2024-1 CLO	11/21/2024	SOFR + 1.51% - 1.78%	10/20/2036	$458	$458
BXSL 2025-1 Facility	12/27/2024	SOFR + 1.65%	12/27/2028	$400	-
Total		5.01% [8]		$9,808	$7,414

(1) Available liquidity is comprised of cash and cash equivalents plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility's borrowing base. As of March 31, 2025, $2.4 billion of capacity is undrawn and $2.4 billion is available to borrow.

(2) Certain foreign currency advances incur an interest rate of the benchmark rate in effect for the applicable currency plus the applicable margin of 1.95% per annum. As of March 31, 2025, the Company had no borrowings denominated in currencies other than USD Dollar in the Jackson Hole Funding facility.

(3) Interest rate is SOFR + 1.525% up to + 1.775% (+ 10bps CSA) depending on borrowing base availability at the time of borrowing, except for commitments of certain lenders in the amount of $200 million mature on June 28, 2027 and incurs an interest rate of base rate + 1.75% up to + 1.875% (+ 10bps CSA).

(4) Certain foreign currency advances incur an interest rate of the benchmark rate in effect for the applicable currency plus the applicable margin of 1.525% up to + 1.775% (+ 10bps CSA). As of March 31, 2025, the Company had non-USD borrowings denominated in the following currencies: Canadian Dollars 38.2 million, Euros 279.7 million, British Pounds 289.5 million, Australian Dollar 1.0 million.

(5) In connection with certain Notes, the Company entered into an interest rate swap to swap the fixed rate payment to a floating rate payment. The Company designated this interest rate swap and the November 2027 Notes in a qualifying hedge accounting relationship.

(6) In connection with certain Notes, the Company entered into interest rate swaps to swap the fixed rate payment to a floating rate payment. The Company designated these interest rate swaps and the April 2028 Notes in a qualifying hedge accounting relationship. $400 million and $300 million of the April 2028 Notes were swapped at SOFR + 1.65% and SOFR + 1.39%, respectively.

(7) In connection with certain Notes, the Company entered into an interest rate swap to swap the fixed rate payment to a floating rate payment. The Company designated this interest rate swap and the June 2030 Notes in a qualifying hedge accounting relationship.

(8) Weighted average interest rate is calculated by annualizing interest expense (includes unused fees, the accretion of original issue discount, and the application of hedge accounting) divided by weighted average outstanding debt for the quarter. Total all-in cost of debt (includes unused fees, the accretion of original issue discount, the application of hedge accounting, and amortization of deferred financing costs on revolving credit facilities) was 5.09% during the quarter.

Important Disclosure Information

FORWARD LOOKING STATEMENTS

Certain information contained in this communication constitutes "forward-looking statements." These forward-looking statements can be identified by the use of forward-looking terminology, such as "outlook," "indicator," "believes," "expects," "potential," "continues," "may," "can," "could," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates", "confident," "conviction," "identified" or the negative versions of these words or other comparable words thereof. These may include BXSL's financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors include but are not limited to those described under the section entitled "Risk Factors" in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the "SEC"), which are accessible on the SEC's website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL's prospectus and other filings). Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.